Effective immediately, the sub-sections entitled “Compensation” “Ownership of Fund Shares” and “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows:

Compensation
Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Joshua P. Marston, Robert D. Persons, and Jeffrey S. Wakelin, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Joshua P. Marston	Standard & Poor's/LSTA Leveraged Loan Index

Robert D. Persons	Lipper Corporate Debt Funds BBB-Rated
Lipper Corporate Debt Funds A-Rated
Morningstar Dollar Bond Funds
Barclays Capital U.S. Aggregate Index
Lipper Variable Annuity Corporate Debt Funds A-Rated
Lipper Variable Annuity Corporate Debt Funds BBB-Rated

Jeffrey S. Wakelin	Lipper Corporate Funds A-Rated
Barclays Capital U.S. Aggregate Index
Morningstar Dollar Government Bond Funds
Lipper Variable Annuity Corporate Debt Funds BBB-Rated

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of April 30, 2010. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

MFS® Research Bond Fund

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Joshua P. Marston	C
Robert D. Persons	D
Jeffrey S. Wakelin	D

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of April 30, 2010 were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joshua P. Marston	10	$17.4 billion	15	$4.5 million	3	$443.4 million
Robert D. Persons	14	$10.5 billion	2	$447.4 million	2	$360.3 million
Jeffrey S. Wakelin	3	$3.0 billion	1	$188.2 million	0	N/A

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.